1


         AMENDMENT TO EMPLOYMENT AGREEMENT

          WHEREAS, Mohawk Community Bank (the "Bank") and John M. Lisicki (the "Employee") previously entered into an Employment Agreement (the "Agreement") dated November 16, 1998, and

          WHEREAS, Section 13 of this Agreement provides that amendments to this Agreement may be made in writing and signed by both parties,

          NOW THEREFORE, BE IT RESOLVED that this Agreement be amended by adoption and execution of this Amendment to the Agreement as follows.


          A. Amendment to Section 17 of the Agreement by inclusion of the following at the end of such section, as follows:

              In the event that the Employee incurs reasonable legal fees and expenses necessary to enforce his rights under the Agreement or the Employee otherwise incurs legal fees and expenses necessary to protect his individual rights and interests based upon his actions as an officer, employee and/or director of the Bank, the Bank shall indemnify and reimburse the Employee for such fees and expenses to the maximum extent permitted under applicable law.

          B. Amendment to the Agreement by the addition of a new Section 18 of the Agreement , as follows:

              18. Ambanc Guaranty. The Company shall guaranty the payment of the Termination Payment referred to in Section 7(j) of the Agreement and the indemnification and reimbursement to the Employee for such fees and expenses referenced at Section 17 of the Agreement in the event that the Bank fails for any reason to make such payments to the Employee in a timely manner (the "Guaranty"). The Employee in his reasonable discretion may make written demand to the Company for immediate payment in accordance with such Guaranty following the failure by the Bank to make such payments in a timely manner, and the Company shall thereafter make such payment to the Employee within three business days of such demand.

          C. Revision to Section 2 of the Agreement by inclusion of the following sentence at the end of such Section, as follows:

              "Notwithstanding anything herein to the contrary, the expiration term of the Agreement shall be November 16, 2003, or such other later date as shall be hereafter authorized by the Board."


          D. All other provisions of the Agreement and of prior amendments shall remain in full force and effect, except as amended in accordance with this Amendment.

          As Secretary to the Bank, I hereby certify that the foregoing Amendment was adopted and ratified by a majority vote of a meeting of the Board of Directors of the Bank, held on November 29, 2000, a quorum being present.


                                                       /s/ Robert Kelly
                                                       -------------------------
                                                       Robert Kelly,  Secretary

SEAL


          IN WITNESS WHEREOF, the parties to the Agreement dated November 16, 1998, as amended, do hereby execute this Amendment to the Agreement on this 21st day of December, 2000.



                                                       Mohawk Community Bank



                                               By:     /s/ Lauren T. Barnett
                                                       -------------------------
                                                       Lauren T. Barnett,
                                                       Chairman of the Board



                                                       /s/ John M. Lisicki
                                                       -------------------------
                                                       John M. Lisicki, Employee

ATTEST:



/s/ Robert Kelly
-----------------------
Robert Kelly, Secretary

SEAL

          As Secretary to Ambanc Holding Co., Inc. ("Company"), I hereby certify that the foregoing Amendment and related Agreement was adopted and ratified by a majority vote of a meeting of the Board of Directors of the Company, held on November 29, 2000, a quorum being present.



                                                       /s/ Robert Kelly
                                                       ------------------------
                                                       Robert Kelly, Secretary

SEAL




          IN WITNESS WHEREOF, Ambanc Holding Co., Inc. does hereby execute this Amendment as a party to the Amendment and a guarantor of payments that may be required to be made to the Employee under the Agreement and the Amendment this 21st day of December, 2000.



                                                        Ambanc Holding Co., Inc.



                                               By:     /s/ Lauren T. Barnett
                                                       -------------------------
                                                       Lauren T. Barnett,
                                                       Chairman of the Board

ATTEST:



/s/ Robert Kelly
-----------------------
Robert Kelly, Secretary



SEAL